Deposits	12 Months Ended
Dec. 31, 2022
Deposits [Abstract]
Deposits
Deposits outstanding at the dates indicated are summarized below by account type as follows:

Deposit Type (Dollars in thousands)	December 31, 2022	December 31, 2021
Checking	$510,984	$495,467
Money Market	348,833	366,065
Savings	108,237	97,069
Certificates of Deposit	142,031	157,362
Total Deposits	$1,110,085	$1,115,963

The Bank had $5.0 million in brokered deposits which are included in checking and money market deposits above at December 31, 2022 and 2021. In addition, the Bank had $6.0 million and $10.0 million in brokered time deposits at December 31, 2022 and 2021, with a weighted average interest rate of 0.30% and 0.26%, respectively. Brokered time deposits are included in certificates of deposit above and below. The $6.0 million balance at December 31, 2022 will mature within one year. At December 31, 2022 and 2021, the Bank had $98,000 and $68,000, respectively, in overdrafts that were reclassified to loans.

Certificate of deposits that met or exceeded the FDIC insurance limit of $250,000 were $30.3 million and $39.4 million at December 31, 2022 and 2021, respectively.

The amounts and scheduled maturities of all certificates of deposit at the dates indicated were as follows:

	December 31,
(Dollars in thousands)	2022	2021
Within 1 Year	$97,163	$118,119
After 1 Year, Within 2 Years	31,551	26,189
After 2 Years, Within 3 Years	6,465	7,148
After 3 Years, Within 4 Years	3,178	2,816
After 4 Years, Within 5 Years	3,674	3,090
Total Certificates of Deposits	$142,031	$157,362